SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


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        Date of Report (Date of earliest event reported): July 31, 1997


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                               JACKSON HEWITT INC.
             (Exact name of Registrant as specified in its charter)




                                    Virginia

         (State or other jurisdiction of incorporation or organization)



                 0-22324                               54-1349705
        (Commission File Number)          (I.R.S. Employer Identification No.)


            4575 Bonney Road
        Virginia Beach, Virginia                          23462
(Address of Principal Executive Offices)               (Zip Code)



       Registrant's telephone number, including area code: (757) 473-3300

                                      N.A.

          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         A copy of the final Underwriting Agreement dated July 31, 1997, with respect to the Company's Registration Statement on Form S-1, as declared effective on July 31, 1997, is attached to this Form 8-K as Exhibit 1.

        A copy of the press release, dated August 5, 1997, related to the closing of the Company's common stock offering is attached hereto as Exhibit 99.


Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

         Not Applicable.

(b)  Pro Forma Financial Information.

         Not Applicable.

(c)  Exhibits.

         The exhibits on the accompanying Exhibit Index are filed or incorporated by reference as part of this Form 8-K and the Exhibit Index is incorporated herein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 JACKSON HEWITT INC.


                                 By:  /s/ Christopher Drake
                                     ---------------------------------------
                                          Christopher Drake
                                          Controller and Chief Financial Officer


Date:  August 5, 1997
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                                  EXHIBIT INDEX

                                                                      Sequential
Exhibit No.        Description of Exhibits                              Page No.


 1     Underwriting Agreement dated July 31, 1997, by and among
       Jackson Hewitt Inc., the Selling Shareholders and Janney Montgomery Scott Inc. and Scott & Stringfellow, Inc. as Representatives of the Several Underwriters.

99 Press release, dated August 5, 1997, related to the closing of the Company's common stock offering.

                                       3